For Immediate Release

Contact:                Investor Relations
Owens Realty Mortgage, Inc.
www.owensmortgage.com
(925) 239-7001

Owens Realty Mortgage, Inc. Board Of Directors Declares Common Stock Dividend Of
$0.24 Per Share

WALNUT CREEK, CA. – March 12, 2019 – The Board of Directors of Owens Realty Mortgage, Inc. (the “Company”) (NYSE American: ORM) has declared a cash dividend of $0.24 per share of common stock. The common stock dividend will be paid on March 28, 2019 to stockholders of record of common stock on March 25, 2019.

Dividend Requirement

The  dividend is being made pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 7, 2018, by and among Ready Capital Corporation (“Ready Capital”), ORM and ReadyCap Merger Sub, LLC, a Delaware limited liability company (the “Merger”). Under the Merger Agreement, the common stockholders of ORM are entitled to receive a final dividend prior to the anticipated closing date of the Merger. This dividend payment was calculated based on the per share amount of ORM’s most recent quarterly dividend plus the quotient of (i) (a) $4,500,000 minus (b) the Company Transaction Expenses (as defined in the Merger Agreement) incurred between October 1, 2018 and the closing date, including fees incurred on October 1, 2018 and on the closing date, divided by (ii) the number of shares outstanding as of the record date.
Additional information regarding the dividend and the proposed Merger with Ready Capital is included in the joint proxy statement/prospectus relating to the Merger that was filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2019 and mailed to stockholders on or about February 19, 2019.

Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on current expectations and beliefs of Ready Capital and ORM and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; neither Ready Capital nor ORM can give any assurance that its expectations will be attained.

Factors that could cause actual results to differ materially from expectations include, but are not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain stockholder approvals relating to the Merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the Merger; risks related to disruption of management’s attention from the ongoing business operations due to the proposed Merger; the effect of the announcement of the proposed Merger on Ready Capital’s and ORM’s operating results and businesses generally; the outcome of any legal proceedings relating to the Merger; changes in future loan acquisition and production; the ability to retain key personnel; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for small balance commercial loans and other investments; and other factors, including those set forth in the Risk Factors section of Ready Capital’s Registration Statement on Form S-4, declared effective by the SEC on February 15, 2019, and other reports filed by Ready Capital and ORM with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Neither Ready Capital nor ORM undertakes any obligation to update these statements for revisions or changes after the date of this press release, except as required by law.

Additional Information and Where to Find It

This press release may be deemed to be solicitation material in respect of the proposed Merger of Ready Capital and ORM.  In connection with the proposed Merger, Ready Capital has filed a Registration Statement on Form S-4, which includes a joint proxy statement/prospectus and has been declared effective by the SEC. Ready Capital’s stockholders and other interested persons are advised to read the definitive joint proxy statement/prospectus and documents incorporated by reference therein filed in connection with the proposed Merger and, when available, the amendments thereto, as these materials will contain important information about Ready Capital, ORM and the proposed Merger. The definitive joint proxy statement/prospectus and other relevant materials for the proposed Merger have been mailed to stockholders of Ready Capital as of the record date. Stockholders will also be able to obtain copies of the definitive joint proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or on Ready Capital’s website at https://readycapital.com/ or by directing a request to Ready Capital’s Investor Relations at InvestorRelations@readycapital.com or at (212) 257-4666.

Participants in Solicitation

Ready Capital, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding Ready Capital’s directors and executive officers is available in its proxy statement filed with the SEC. Additional information regarding these persons and their interests in the proposed Merger is included in the definitive joint proxy statement/prospectus relating to the proposed Merger that has been filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

ORM and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Ready Capital in connection with the proposed Merger. A list of the names of such directors and executive officers and information regarding their interests in the proposed Merger are included in the joint proxy statement/prospectus for the proposed Merger.

About Owens Realty Mortgage, Inc.

Owens Realty Mortgage, Inc., a Maryland corporation, is a specialty finance mortgage company organized to qualify as a real estate investment trust (“REIT”) that focuses on the origination, investment, and management of commercial real estate mortgage loans. ORM provides customized, short-term acquisition and transition capital to small balance and middle-market investors that require speed and flexibility. ORM’s primary objective is to provide investors with attractive current income and long-term shareholder value. Owens Realty Mortgage, Inc. is headquartered in Walnut Creek, California, and is externally managed and advised by Owens Financial Group, Inc.

About Ready Capital Corporation

Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services small- to medium-sized balance commercial loans. Ready Capital specializes in loans backed by commercial real estate, including agency multifamily, investor and bridge as well as SBA 7(a) business loans. Headquartered in New York, New York, Ready Capital employs over 400 lending professionals nationwide. Ready Capital is externally managed and advised by Waterfall Asset Management, LLC.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.